LOAN COMMITMENTS	12 Months Ended
Jun. 30, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments Disclosure [Text Block]
NOTE I - LOAN COMMITMENTS

The Banks are a party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of their customers, including commitments to extend credit. Such commitments involve, to varying degrees, elements of credit and interest-rate risk in excess of the amount recognized in the consolidated statements of financial condition. The contract or notional amounts of the commitments reflect the extent of the Banks’ involvement in such financial instruments.

The Banks’ exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit is represented by the contractual notional amount of those instruments. The Banks use the same credit policies in making commitments and conditional obligations as those utilized for on-balance-sheet instruments.

At June 30, 2014 and 2013, the Banks had the following outstanding loan commitments:

(in thousands)	2014	2013
Unused commitments:
Revolving, open-end lines secured by real estate	$8,543	$9,026
Commitments to fund real estate construction loans	2,205	1,284
Other unused commitments:
Commercial and industrial loans	1,379	2,126
Other	1,259	866
Letters of credit	—	16
	$13,386	$13,318

Commitments to make loans are generally made for periods of 60 days or less. The fixed rate loan commitments at June 30, 2014 totaled $336,000 and had interest rates ranging from 4.81% to 5.75% and maturities ranging from 10 years to 30 years. The fixed rate loan commitments at June 30, 2013 totaled $415,000 and had interest rates ranging from 3.25% to 4.83% with maturities ranging from 10 years to 30 years.